SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


  DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JULY 12, 2004 (JULY 8, 2004)

                         COMMISSION FILE NUMBER 0-25356


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                                   P-COM, INC.
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             (Exact Name of Registrant as Specified in its Charter)


            DELAWARE                                   77-0289371
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(State or Other Jurisdiction of           (I.R.S. Employer Identification No.)
 Incorporation or Organization)

                          3175 S. WINCHESTER BOULEVARD
                               CAMPBELL, CA 95008
                                 (408) 866-3666

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       (Address, Including Zip Code, and Telephone Number, Including Area
               Code, of Registrant's Principal Executive Offices)




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

Item 5. Other Events.

         On July 8, 2004, P-Com, Inc. issued a press release announcing a one-for-thirty reverse stock split of the Company's common stock issued and outstanding immediately prior to July 12, 2004 ("Old Common Stock"). On July 9, 2004, P-Com, Inc. issued a press release announcing the corrected date of the effective date of the one-for-thirty reverse stock split to July 19, 2004 (the "Effective Date"). The reverse stock split also affects options, warrants and other securities convertible into or exchangeable for shares of the Company's common stock that are issued and outstanding immediately prior to the Effective Date.


         No fractional shares will be issued in connection with the reverse stock split. A holder of a certificate representing shares of Old Common Stock on the Effective Date who would otherwise be entitled to receive a fraction of a share of the Company's common stock is, in lieu thereof, entitled to receive a cash payment in an amount equal to (i) the fraction to which the stockholder would otherwise be entitled multiplied by (ii) the per share closing sales price of the Company's common stock on July 19, 2004 as reported on the over-the-counter bulletin board.

         Press releases dated July 8 and July 9, 2004, announcing the reverse split are attached hereto as Exhibits 99.1 and 99.2 and are incorporated herein in their entirety by reference.

Item 7.  Financial Statements and Exhibits.

(c) Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

         Exhibit 99.1 News release of P-Com, Inc. dated July 8, 2004 announcing the implementation of a one-for-thirty reverse stock split, the time and call-in information for the earnings conference call for the second quarter ended June 30, 2004 and announcing revenue achieved for its second quarter ended June 30, 2004.

         Exhibit 99.2      News release dated July 9, 2004  announcing  the
                           corrected   date  of  the   effective   date  of  the
                           one-for-thirty reverse stock split.

Item 12. Disclosure of Results of Operations and Financial Results.

         On July 8, 2004, the Company publicly disseminated a press release announcing the time and call-in information for the earnings conference call for the second quarter ended June 30, 2004 and announcing revenue achieved for its second quarter ended June 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

         The information in this Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

                                   SIGNATURES


Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      P-COM, INC.

                                      By: /s/ Sam Smookler
                                          -------------------------------------
                                          Sam Smookler
                                          President and Chief Executive Officer
Date: July 12, 2004

                                  EXHIBIT INDEX

 Exhibit          Description
 -------          -----------

 Exhibit 99.1 News release of P-Com, Inc. dated July 8, 2004 announcing the implementation of a one-for-thirty reverse stock split, the time and call-in information for the earnings conference call for the second quarter ended June 30, 2004 and announcing revenue achieved for its second quarter ended June 30, 2004.

 Exhibit 99.2 News release of P-Com, Inc. dated July 9, 2004 announcing the corrected date of the effective date of the one-for-thirty reverse stock split.